UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2009

EMERGING VISION, INC.
(Exact name of Registrant as specified in its charter)

New York	001-14128	11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard
Garden City, New York 11530
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (516) 390-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

By letter dated February 12, 2009, Emerging Vision, Inc. (the “Company”) was advised that effective January 1, 2009, Miller, Ellin & Company, LLP (“Miller Ellin”), the Company’s independent accountant, and the principal accountant who was engaged in December 2008 to audit the Company’s financial statements, consummated a merger of its practice into the practice of Rosen Seymour Shapss Martin & Company LLP, with Rosen Seymour the resulting surviving legal entity.  By virtue of that merger, Rosen Seymour succeeded Miller Ellin as our independent accountants.

The audit report of Miller Ellin on the Company’s financial statements for the fiscal year ended December 31, 2007 expressed an unqualified opinion.  Such audit report did not contain an adverse opinion or disclaimer of opinion or qualification.  During the Company’s most recent fiscal year and the period thereafter through the date of the merger, there were no disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Miller Ellin, would have caused such entity to make reference to such disagreements in its reports.  During the Company’s most recent fiscal year and through the date of the Merger, no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required by Item 304(a)(1)(v) to be disclosed in this report.

Prior to the merger, the Company did not consult with Rosen Seymour with respect to (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Miller Ellin and Rosen Seymour review the disclosures contained in this report through March 31, 2009 and has asked each of them to furnish the Company with a currently dated later addressed to the SEC containing any new information, clarification of the expression of the Company’s views or the respects in which it does not agree with the statements made by it in response to Item 304(a) of Regulation S-K.  A copy of each such letter is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

16.1	Letter dated March 31, 2009 from Miller Ellin & Company, LLP to the Securities and Exchange Commission

16.2	Letter dated March 31, 2009 from Rosen Seymour Shapss Martin & Company, LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By:      /s/ Brian P. Alessi
Name: Brian P. Alessi
Title:   Chief Financial Officer

Date: April 1, 2009